                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

                                JANUARY 30, 1996
                                 Date of Report
                       (Date of earliest event reported)

                           BEVERLY ENTERPRISES, INC.
             (Exact name of Registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                 1-9550                               95-4100309
       (Commission file number)            (IRS employer identification no.)

    5111 Rogers Avenue, Suite 40-A
         Fort Smith, Arkansas                        72919-0155
(Address of principal executive offices)             (Zip code)

                                 (501) 452-6712
              (Registrant's telephone number, including area code)

ITEM 5. OTHER EVENTS.

        On January 30, 1996, Beverly Enterprises, Inc., a Delaware corporation, announced financial results for the fourth quarter and full year ended December 31, 1995.

        For the fourth quarter, Beverly reported a net loss of $63,756,000 or 65 cents per share, compared to net income of $16,858,000 or 17 cents per share for the same period in 1994. The 1995 fourth quarter results include a previously announced charge of $108,654,000 for impaired assets (related primarily to adoption of Statement of Financial Accounting Standards No. 121 and the write-off of software and business development costs), as well as a charge of $4,000,000 related to an overhead and staff reduction program.

        These fourth quarter charges also caused a loss for the full year totalling $8,123,000 or 16 cents per share, compared to net income in 1994 of $74,501,000 or 76 cents per share. Results for 1994 include an after-tax extraordinary charge of $2,412,000 or 3 cents per share related to the acceleration of unamortized debt issue costs due to certain refinancing actions. Revenues for the 1995 fourth quarter totalled $807,654,000, compared to $764,712,000 for the year-earlier period. For the full year, Beverly's revenues were $3,228,553,000 in 1995, compared to $2,969,239,000 in 1994.

        "Excluding the write-offs for asset impairment and cost reduction actions, Beverly earned 10 cents a share for the fourth quarter," said David R. Banks, chairman and chief executive officer. "The results are disappointing and certainly do not reflect the performance levels we are capable of achieving.

        "Last year we significantly expanded our institutional pharmacy business with strategic acquisitions that should provide important operating and marketing advantages to Pharmacy Corporation of America (PCA) over the long term. Consolidating these operations has proven to be a more difficult task than we had anticipated, however, and PCA's operating income for 1995 fell short of our internal target by nearly $30 million. We've taken aggressive actions to correct the problems, and believe that our performance in 1996 should reflect a significant rebound in PCA's results."

        Beverly Enterprises, Inc. is the leading provider of long-term health care in the United States. It operates nursing/rehabilitation facilities, institutional and mail order pharmacies, acute long-term transitional hospitals, assisted living centers, hospice and home health centers. Beverly provides medical cost containment and managed care services through its nationwide network.
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                          BEVERLY ENTERPRISES, INC.
                    CONSOLIDATED STATEMENTS OF OPERATIONS
                   (IN THOUSANDS EXCEPT PER SHARE AMOUNTS)



                                                 THREE MONTHS ENDED              YEARS ENDED
                                                     DECEMBER 31,                DECEMBER 31,
                                                ---------------------     -------------------------
                                                  1995         1994          1995           1994
                                                --------     --------     ----------     ----------
NET OPERATING REVENUES                          $807,654     $764,712     $3,228,553     $2,969,239
INTEREST INCOME                                    3,961        3,869         14,228         14,578
                                                --------     --------     ----------     ----------
    TOTAL REVENUES                               811,615      768,581      3,242,781      2,983,817

COSTS AND EXPENSES:
 OPERATING AND ADMINISTRATIVE (A):
  WAGES AND RELATED                              451,060      416,680      1,736,151      1,600,580
  OTHER                                          310,191      281,947      1,224,681      1,114,916
 INTEREST                                         20,373       17,495         84,245         64,792
 DEPRECIATION AND AMORTIZATION                    25,599       23,698        103,581         88,734
 IMPAIRMENT LOSSES:
  ADOPTION OF SFAS NO. 121                        68,130           --         68,130             --
  DEVELOPMENT AND OTHER COSTS                     32,147           --         32,147             --
                                                --------     --------     ----------     ----------
    TOTAL COSTS AND EXPENSES                     907,500      739,820      3,248,935      2,869,022
                                                --------     --------     ----------     ----------
INCOME (LOSS) BEFORE PROVISION FOR
 (BENEFIT FROM) INCOME TAXES AND
 EXTRAORDINARY CHARGE                            (95,885)      28,761         (6,154)       114,795
PROVISION FOR (BENEFIT FROM) INCOME TAXES        (32,129)       9,491          1,969         37,882
                                                --------     --------     ----------     ----------
INCOME (LOSS) BEFORE EXTRAORDINARY CHARGE        (63,756)      19,270         (8,123)        76,913
EXTRAORDINARY CHARGE, NET OF INCOME TAXES
 OF $1,188                                            --       (2,412)            --         (2,412)
                                                --------     --------     ----------     ----------
NET INCOME (LOSS)                               $(63,756)    $ 16,858     $   (8,123)    $   74,501
                                                ========     ========     ==========     ==========
NET INCOME (LOSS) APPLICABLE TO COMMON
 SHARES                                         $(64,443)    $ 14,796     $  (14,998)    $   66,251
                                                ========     ========     ==========     ==========

INCOME (LOSS) PER SHARE OF COMMON STOCK:
 BEFORE EXTRAORDINARY CHARGE                    $  (0.65)    $   0.20     $    (0.16)    $     0.79
 EXTRAORDINARY CHARGE                                 --        (0.03)            --          (0.03)
                                                --------     --------     ----------     ----------
 NET INCOME (LOSS)                              $  (0.65)    $   0.17     $    (0.16)    $     0.76
                                                ========     ========     ==========     ==========
WEIGHTED AVERAGE SHARES USED TO COMPUTE
 PER SHARE AMOUNTS                                98,497       87,303         92,233         87,087
                                                ========     ========     ==========     ==========
NURSING FACILITIES:
 OWNED                                                                           411            409
 LEASED                                                                          290            314
 MANAGED                                                                           2              4
                                                                          ----------     ----------
    TOTAL                                                                        703            727

PHARMACIES                                                                        53             65
TRANSITIONAL HOSPITALS                                                            11              6
RETIREMENT AND ASSISTED LIVING CENTERS                                            30             40

(A) Operating and administrative expenses in 1995 include approximately $4,000 related to an overhead and staff reduction program implemented during the fourth quarter as well as approximately $8,400 related to other impaired assets and write-offs associated with prior period items.
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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED. Not Applicable.

     b) PRO FORMA FINANCIAL INFORMATION. Not Applicable.

     c) EXHIBITS. Not Applicable.

                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     BEVERLY ENTERPRISES, INC.

                                     /s/  SCOTT M. TABAKIN
                                     ----------------------------------------
                                          Scott M. Tabakin,
                                          Senior Vice President, Controller,
                                          Chief Accounting Officer and
                                          Acting Chief Financial Officer

Date: January 30, 1996